SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 30, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-2.1 CONFIRMATION ORDER
Ex-2.2 Order denying motion dated May 22, 2003

Item 5. Other Events and Required FD Disclosure.

     On July 31, 2002, American HomePatient, Inc. and 24 of its subsidiaries (collectively, the “Company”) filed voluntary petitions for relief to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Tennessee (the “Bankruptcy Court”). These cases were consolidated for the purpose of joint administration under Case Number 02-08915-GP3-11.

     On January 2, 2003, the Company filed its Second Amended Joint Plan of Reorganization (the “Plan”). The Bankruptcy Court issued an opinion confirming the Plan on May 15, 2003. An order confirming the Plan was entered by the Bankruptcy Court on May 27, 2003. This order is attached hereto as Exhibit 2.1. An order denying the secured lenders’ motion to re-open the proof for confirmation hearing on joint plan of reorganization was entered by the Bankruptcy Court on May 22, 2003. This order is attached hereto as Exhibit 2.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Number	Exhibit Description

2.1	Confirmation order dated May 27, 2003.

2.2	Order denying motion dated May 22, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn O’Hara

Name:	Marilyn O’Hara

Title:	Chief Financial and Accounting Officer

Date: May 30, 2003

INDEX TO EXHIBITS

Number	Exhibit Description

2.1	Confirmation order dated May 27, 2003.

2.2	Order denying motion dated May 22, 2003.